                 EIGHTH RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                      3-DIMENSIONAL PHARMACEUTICALS, INC.

          3-DIMENSIONAL PHARMACEUTICALS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:

          FIRST:    The name of the Corporation is 3-Dimensional
Pharmaceuticals, Inc. The Certificate of Incorporation of the Corporation was originally filed by the Corporation with the Secretary of State of the State of Delaware on March 11, 1993, a Certificate of Amendment to the Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on September 29, 1993 and a Restated Certificate of Incorporation (the "First Restated Certificate of Incorporation") was filed by the Corporation with the Secretary of State of Delaware on October 13, 1993. Certificates of Amendment to the First Restated Certificate of Incorporation were filed with the Secretary of State of Delaware on December 13, 1993, April 21, 1994, December 12, 1994, May 16, 1995, May 26, 1995, August 14, 1995, December 12, 1995,
December 27, 1995, February 8, 1996, June 20, 1996 and September 25, 1996. A Second Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on October 11, 1996. A Third Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on March 12, 1997. A Fourth Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on June 12, 1997. Certificates of Amendment to the Fourth Restated Certificate of Incorporation were filed with the Secretary of State of Delaware on August 6, 1997 and November 14, 1997. The Fifth Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on December 31, 1997. Certificates of Amendment to the Fifth Restated Certificate of Incorporation were filed on October 12, 1999 and November 18, 1999. The Sixth Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on March 31, 2000. The Seventh Restated Certificate of Incorporation was filed by the Corporation with the Secretary of State of Delaware on May 17, 2000.

          SECOND:   This Eighth Restated Certificate of Incorporation restates and integrates and further amends the Certificate of Incorporation of the Corporation. This Eighth Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 and was approved by written consent of the stockholders of the Corporation given in accordance with the provisions of Section 228 of the General Corporation Law (prompt notice of such action having been given to those stockholders who did not consent in writing).

          THIRD:    The text of the Certificate of Incorporation of the
Corporation is hereby restated and amended to read in its entirety as follows:

                                 ARTICLE FIRST
                                 -------------

                                     Name
                                     ----

      The name of the Corporation is 3-Dimensional Pharmaceuticals, Inc.

                                ARTICLE SECOND
                                --------------

                               Registered Agent
                               ----------------

          The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE THIRD
                                 -------------

                                    Purpose
                                    -------

          The Corporation is organized to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

                                ARTICLE FOURTH
                                --------------

                                 Capital Stock
                                 -------------

          The Corporation shall have the authority to issue 97,994,126 shares of all classes of stock, consisting of 6,926,461 shares of Series A-1 Preferred Stock, $.001 par value (formerly denominated the Series A Preferred Stock) (the "Series A-1 Preferred Stock"), 4,333,990 shares of Series A-2 Preferred Stock, $.001 par value (the "Series A-2 Preferred Stock"), 10,304,264 shares of Series A-3 Preferred Stock, $.001 par value (the "Series A-3 Preferred Stock"), 4,000,000 shares of Series A-4 Preferred Stock, $.001 par value (the "Series A-4 Preferred Stock," 9,572,248 shares of Series A-5 Preferred Stock, $.001 par value, (the "Series A-5 Preferred Stock" and collectively with the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock and Series A-4 Preferred Stock, the "Series A Preferred Stock"), 1,000,000 shares of Series B Preferred Stock, $.001 par value (the "Series B Preferred Stock"), 5,000,000 shares of Series C Preferred Stock, $.001 par value (the "Series C Preferred Stock,"), 625,000 shares of Series D Preferred Stock, $.001 par value (the "Series D Preferred Stock," and collectively with the Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock, the "Preferred Stock"), and 56,232,163 shares of Common Stock, $.001 par value (the "Common Stock").

          Unless otherwise provided, all Section references in this Article Fourth shall refer to Sections of this Article Fourth.

          Effective as of the date of the filing of this Eighth Restated Certificate (the "Effective Date") each share of Common Stock of the Company issued and outstanding immediately prior to 5:00 p.m. on the Effective Date (the "Effective Time"), shall be automatically, without further action by the Company or any holder or any person having the right to acquire such shares, be reclassified into 0.3571 shares of Common Stock of the Company (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued or issuable in connection with the Reverse Stock Split and any interest in a fraction of a share issuable to holders of record at the Effective Time of Common Stock, shall be converted into the right to receive, upon the surrender of the instruments formerly representing the right to shares of Common Stock, an amount in cash equal to the current fair market value as determined by the Board of Directors in good faith, at the Effective Time, of the interest in such fraction of a share.


A.   SERIES A PREFERRED STOCK
     ------------------------

          The Series A Preferred Stock shall have the following designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions:

     1.  Dividends

          a. Dividends are payable on the Series A Preferred Stock, when, as and if declared by the Board of Directors.

          b. So long as any Series A Preferred Stock is outstanding the Corporation shall not declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation or other property) on shares of its Common Stock unless prior thereto or simultaneously therewith
(A) all dividends and distributions previously declared on the Series A Preferred Stock and (B) any cumulative dividends in accordance with Section A.1(d) shall have been paid or the Corporation shall have irrevocably deposited or set aside cash or obligations the payment of which is backed by the full faith and credit of the United States ("United States Obligations") sufficient for the payment thereof.

          c. If the Board of Directors declares dividends or other distributions (other than on Liquidation (as hereinafter defined in Section A.2(a))) on the Common Stock in cash, property or securities (including Common Stock) of the Corporation (or subscription or other rights to purchase or acquire securities (including Common Stock) of the Corporation), the Board of Directors shall simultaneously declare a dividend or distribution at the same rate and in the same form on the Series A Preferred Stock, so that the Series A Preferred Stock participates equally with the Common Stock in such dividend or distribution. For purposes of determining its proportional share of the dividend or distribution, each share of the Series A Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

          d. From and after (i) with respect to the Series A-1 Preferred Stock, October 14, 1998, (ii) with respect to the Series A-2 Preferred Stock, the fifth anniversary of the Original Series A-2 Issuance Date (as hereinafter defined in Section A.5(d)(i)), (iii) with respect to the Series A-3 Preferred Stock, the fifth anniversary of the Original Series A-3 Issuance Date (as hereinafter defined in Section A.5(d)(i)), (iv) with respect to the Series A-4 Preferred Stock, the fifth anniversary of the Original Series A-4 Issuance Date (as hereinafter defined in Section A.5(d)(i)), and (v) with respect to the Series A-5 Preferred Stock, the fifth anniversary of the Original Series A-5 Issuance Date (as hereinafter defined in Section A.5(d)(i), the applicable Series A Preferred Stock will be entitled to dividends at the rate of ten (10%) per share per annum (or such greater amount of dividends as such Series A Preferred Stock would be entitled to if such Series A Preferred Stock were converted into Common Stock), of the applicable Original Series A Purchase Price (as hereinafter defined in Section A.2(a)), as adjusted for any combinations or divisions or similar recapitalization affecting the Series A Preferred Stock after the applicable Original Series A Issuance Date (as hereinafter defined in Section A.5(d)(i)), payable in equal quarterly installments on the first day of January, April, July and October (and any dividends payable to holders of Series A Preferred Stock which are not paid shall be cumulative). If less then the full dividend is declared on all of the shares of Series A Preferred Stock which are then entitled to dividends, then a dividend must be declared ratably on the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock, the Series A-4 Preferred Stock and the Series A-5 Preferred Stock. Nothing in this Section A.1(d) shall be deemed to limit the rights of the Series A Preferred Stock under Sections A.1(b) and A.1(c).

     2.  Rights on Liquidation, Dissolution, Winding-Up.
         ----------------------------------------------

          a. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation (collectively, a "Liquidation"), whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the holders of the Common Stock (the "Common Stockholders") or any other class or series of stock ranking on Liquidation junior to the Series A Preferred Stock, the holders of Series A Preferred Stock ("Series A Preferred Stockholders"), shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the applicable Original Series A Purchase Price (as defined below) per share (as appropriately adjusted for any combinations or divisions or similar recapitalization affecting the Series A Preferred Stock after the applicable Original Series A Issuance Date) (the "Liquidation Preference"), whether from capital, surplus or earnings, plus an amount equal to any accrued but unpaid cumulative dividends thereon and any declared but unpaid dividends thereon. As used herein, the "Original Series A Purchase Price" for the Series A-1 Preferred Stock is $1.00 per share, the "Original Series A Purchase Price" for the Series A-2 Preferred Stock is $1.25 per share, the "Original Series A Purchase Price" for the Series A-3 Preferred Stock is $1.21309 per share, the "Original Series A Purchase Price" for the Series A-4 Preferred Stock is $2.60 per share and the "Original Series A Purchase Price" for the Series A-5 Preferred Stock at $3.00 per share.

          b. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the holders of the Series B Preferred Stock (the "Series B Preferred Stockholders"), the holders of the Series C Preferred Stock (the "Series C Preferred

Stockholders") and the holders of the Series D Preferred Stock (the "Series D Preferred Stockholders") the full amounts to which they shall be entitled, the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the Series D Preferred Stockholders shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to Section A.2(a), Section B.2(a), Section C.2(a) and Section D.2(a).

          c. In the event of any Liquidation, after payment shall have been made to the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the Series D Preferred Stockholders of the full amount to which each shall be entitled pursuant to Section A.2(a), Section B.2(a), Section C.2(a) and Section D.2(a), respectively, with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to the Series A Preferred Stock (in descending order of seniority), the Series A Preferred Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series A Preferred Stockholders based on the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders and a class or series of capital stock (other than the Common Stock) junior to the Series A Preferred Stock the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the holders of the Series A Preferred Stock and such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series A Preferred Stock (pursuant to Section A.2(a)) and such junior class or series of capital stock which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          d. In the event that after payment of the full amount to which the holders of Series A Preferred Stock shall be entitled as aforesaid, cash or other property remains, such remaining proceeds shall be distributed pro rata among the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Common Stock. For purposes of determining its proportional share of the cash or other property, each share of the Series A Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     3.  Merger, Consolidation, etc.
         ---------------------------

          In the event the Corporation shall sell, lease or otherwise dispose of all or substantially all of the assets of the Corporation or merge or consolidate another corporation into or with the Corporation (other than a merger or consolidation in which the Series A Preferred Stockholders receive securities of the surviving corporation having substantially similar rights to the Series A Preferred Stock and in which the stockholders of the Corporation immediately prior to such a transaction are holders of at least a majority of the voting securities of the surviving corporation immediately thereafter), then the proceeds of or any property deliverable from such transaction shall be distributed among the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Common Stock according to the provisions of Section A.2 as if such transaction were a Liquidation, unless the treatment of such a transaction as a Liquidation pursuant to this Section A.3 is waived in writing by the Series A Preferred Stockholders of record that hold at least two-thirds of the outstanding Series A Preferred Stock. Such waiver by the Series A Preferred Stockholders shall be binding upon the holders of the Series B Preferred Stock, Series C Preferred Stock, the Series D Preferred Stock and Common Stock.

     4.  Voting.
         ------

          a.  General. In addition to the rights otherwise provided for herein
              -------
or by law, the Series A Preferred Stockholders shall be entitled to vote, together with the Series B Preferred Stockholders, Series C Preferred Stockholders, the Series D Preferred Stock and Common Stockholders, as one class on all matters submitted to a vote of stockholders, in the same manner and with the same effect as the Common Stockholders. In any such vote, each share of Series A Preferred Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) into which each share of Series A Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

          b.  Election of Board of Directors.

              (i) (A) In addition to the rights specified in Section A.4(a), the holders of a majority in voting power of the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, voting together as a separate class, shall have the exclusive right to elect to the Board of Directors of the Corporation that number of directors which shall be equal to a majority of the total number of directors on the Board of Directors (the "Series A-1/A-2/A-4/A-5 Directors"). In any election of Series A-1/A-2/A-4/A-5 Directors pursuant to this Section A.4(b), each outstanding share of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share is then convertible, rounded up to the nearest one-tenth of a share. The voting rights of the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock contained in this Section A.4(b) may be exercised at a special meeting of the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock called as provided in accordance with the By-laws of the Corporation, at any annual or special meeting of the stockholders of the Corporation, or by written consent of the holders of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock in lieu of a meeting. The Series A-1/A-2/A-4/A-5 Directors elected pursuant to this Section A.4(b) shall serve from the date of their election and qualification until their successors have been duly elected and qualified.

               (B) In addition to the rights specified in Section A.4(a), the holders of a majority in voting power of the Series A-3 Preferred Stock, voting together as a separate class, shall have the exclusive right to elect two directors to the Board of Directors of the Corporation (the "Series A-3 Directors"), one of which Series A-3 Directors shall be nominated by Rho Management Trust II and one of which shall be nominated by Abingworth Bioventures SICAV. In any election of Series A-3 Directors pursuant to this Section A.4(b), each share of Series A-3 Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share is then convertible, rounded up to the nearest one-tenth of a share. The voting rights of the holders of Series A-3 Preferred Stock contained in this Section A.4(b) may be exercised at a special meeting of the holders of Series A-3 Preferred Stock called as provided in accordance with the By-laws of the Corporation, at any annual or special meeting of the stockholders of the Corporation, or by written consent of the holders of Series A-3 Preferred Stock in lieu of a meeting. The Series A-3 Directors elected pursuant to this Section A.4(b) shall serve from the date of their election and qualification until their successors have been duly elected and qualified.

          (ii) A vacancy in the directorships to be elected pursuant to Section A.4(b)(i) (including any vacancy created on account of an increase in the number of directors on the Board of Directors) may be filled only by vote at a meeting called in accordance with the By-laws of the Corporation or written consent in lieu of a meeting in accordance with Section A.4(b)(i).

     c.   Protective Provisions.  So long as any Series A Preferred Stock is
          ---------------------
outstanding, the Corporation shall not, without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of Series A Preferred Stockholders of record that hold at least a majority of the outstanding Series A Preferred Stock, voting as a separate class:

          (i) authorize, issue or agree to authorize or issue any shares of capital stock of the Corporation, any right or options to receive any capital stock, or any security convertible into or exchangeable for capital stock, except in each case, pursuant to the Equity Compensation Plan of the Corporation;

          (ii) change as a whole, by subdivision or combination in any manner, the number of shares of the Common Stock then outstanding into a different number of shares, with or without par value, without making the identical change as a whole in the number of shares of Series A Preferred Stock then outstanding;

          (iii) amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions of the Series A Preferred Stock;

          (iv) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of the properties or assets of the Corporation or any of its subsidiaries;

          (v) declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation, or other property) on shares of its capital stock other than the Series A Preferred Stock;

          (vi) merge or consolidate with or into, or permit any subsidiary of the Corporation to merge or consolidate with or into, any other corporation, corporations or other entity or entities, or effect any transaction or series of related transactions in which more than 50% of the voting power of the Corporation is transferred;

          (vii) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution;

          (viii) increase the number of shares of any series of Preferred Stock of the Corporation authorized to be issued;

          (ix) reclassify any shares of the Corporation's capital stock as shares ranking senior to or on parity with the Series A Preferred Stock with respect to rights on Liquidation, redemption or for the payment of any dividend or distribution other than in Liquidation;

          (x) amend, alter or repeal any provision of the Certificate of Incorporation of the Corporation;

          (xi) amend or repeal any provisions of the By-laws of the Corporation so as to adversely affect the rights of the holders of the Series A Preferred Stock; or

          (xii) directly or indirectly, redeem, purchase or otherwise acquire for value (including through an exchange), or set apart money or other property for any mandatory purchase or other analogous fund for the redemption, purchase or acquisition of, any shares of Common Stock, except pursuant to (A) Section
A.6 hereof,
or (B) the terms of any grant made under the Equity Compensation Plan of the Corporation or other stock compensation plans for employees and others who render services to the Corporation.

     5.   Conversion.
          ----------

          a.  Right to Convert
              ----------------
              (i) Any Series A Preferred Stockholder shall have the right, at any time or from time to time, prior to the closing date (the "Closing Date") of the Company's first Public Offering (as hereinafter defined) to convert any or all of its shares of Series A Preferred Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series A Preferred Stock equal to the quotient of the Liquidation Preference divided by the applicable Series A Preferred Conversion Price for that share (as defined in Section A.5(d)) (as last adjusted and then in effect) rounded to the nearest one-tenth of a share.

              (ii) (A) Any Series A Preferred Stock that remains unconverted on the Closing Date shall be automatically converted without notice and without any action on the part of the holder thereof into shares of Common Stock on the Closing Date in accordance with the preceding sentence. After the Closing Date all rights of holders of shares of Series A Preferred Stock with respect to Series A Preferred Stock, except the right to receive shares of Common Stock in accordance with this Section, shall cease and the shares of Series A Preferred Stock shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares.

                    (B) A Public Offering is defined as an Underwritten Offering (as hereinafter defined) by the Corporation of authorized but unissued shares of Common Stock resulting in gross proceeds to the Company (before deducting underwriting commissions and expenses of the offering) of not less than $15,000,000 or such greater amount as is required to meet applicable listing standards; provided that, with respect to the automatic conversion of the Series A Preferred Stock, a Public Offering shall be at a price per share of not less than $3.75 (as adjusted for stock splits, stock combinations, stock dividends and similar transactions). An Underwritten Offering is defined as a firm commitment offering by one or more underwriters in an offering registered under the Securities Act of 1933, as amended (the "Securities Act").

                    (C) The Corporation shall promptly send by first-class mail, postage prepaid, to each Series A Preferred Stockholder at such holder's address appearing on the Corporation's records a copy of (i) each registration statement filed by the Corporation under the Securities Act and each amendment thereof and each exhibit and schedule thereto and (ii) each order of the Securities and Exchange Commission declaring any such registration statement to be effective.

                    (D) Holders of Series A Preferred Stock converted into shares of Common Stock pursuant to this Section A.5 shall be entitled to payment of any accrued but unpaid cumulative dividends and any declared but unpaid dividends payable with respect to such shares of Series A Preferred Stock, up to and including the Series A Conversion Date (as hereinafter defined in Section A.5(b)) or the Closing Date, as the case may be.

          b.   Mechanics of Conversion
               -----------------------

               (i) Any Series A Preferred Stockholder that exercises its right to convert its shares of Series A Preferred Stock into Common Stock shall deliver the certificate(s) for the shares to be converted ("Series A Preferred Certificate"), duly endorsed or assigned in blank to the Corporation, during regular business hours, at the office of the transfer agent of the Corporation, if any, at the principal place of business of the Corporation or at such other place as may be designated by the Corporation.

               (ii) Each Series A Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate(s) for the shares of Common Stock ("Common Certificate") are to be issued. Such conversion shall be deemed to have been effected on the date when the aforesaid delivery is made ("Series A Conversion Date").

               (iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a Common Certificate(s) for the number of full shares of Common Stock to which such holder is entitled and a check or cash for any fractional interest in a share of Common Stock, as provided in Section A.5(c) below, and for any accrued but unpaid cumulative dividends and any declared but unpaid dividends, payable with respect to the converted shares of Series A Preferred Stock, up to and including the Series A Conversion Date or the Closing Date, as the case may be.

               (iv) The person in whose name each Common Certificate is to be issued shall be deemed to have become a stockholder of record of Common Stock on the applicable Series A Conversion Date or the Closing Date, as the case may be, unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open; provided, that the
                                                           --------
Series A Preferred Conversion Price shall be that in effect on the Series
A Conversion Date or the Closing Date, as the case may be.

               (v) Upon conversion of only a portion of the shares covered by a Series A Preferred Certificate, the Corporation, at its own expense, shall issue and deliver to or upon the written order of the holder of such Series A Preferred Certificate, a new Series A Preferred Certificate representing the number of unconverted shares of Series A Preferred Stock from the Series A Preferred Certificate so surrendered.

          c.   Issuance of Common Stock on Conversion
               --------------------------------------

               (i) If a Series A Preferred Stockholder shall surrender more than one Series A Preferred Certificate for conversion at any one time, the number of such shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered.

               (ii) No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Preferred Stock. The Corporation shall pay a cash adjustment for such fractional interest in an amount equal to the then Current Market Price (as hereinafter defined) of a share of Common Stock multiplied by such fractional interest.

          d.   Conversion Price; Adjustment. The Series A Preferred Conversion
               ----------------------------
Price for the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock, the Series A-4 Preferred Stock or Series A-5 Preferred Stock, as the case may be, shall initially be equal to the Liquidation Preference for such series and shall be subject to adjustment from time to time as follows:

               (i) If the Corporation shall at any time or from time to time after the date of original issuance of the first share of the Series A-1 Preferred Stock (the "Original Series A-1 Issuance Date"), the date of original issuance of the first share of the Series A-2 Preferred Stock (the "Original Series A-2 Issuance Date"), the date of original issuance of the first share of the Series A-3 Preferred Stock (the "Original Series A-3 Issuance Date"), the date of original issuance of the first share of the Series A-4 Preferred Stock (the "Original Series A-4 Issuance Date") or the date of original issuance of the first share of Series A-5 Preferred Stock (the "Original Series A-5 Issuance Date") (each of the Original Series A-1 Issuance Date, the Original Series A-2 Issuance Date, the Original Series A-3 Issuance Date, the Original Series A-4 Issuance Date and the Original Series A-5 Issuance Date are sometimes referred to as an "Original Series A Issuance Date") issue any shares of Additional Stock (as hereinafter defined in Section A.5 (d)(ii)), without consideration or for a consideration per share of Common Stock or underlying Common Stock, as the case may be, less than the applicable Series A Preferred Conversion Price in effect for such Series A Preferred Stock immediately prior to such issue, the Series A Preferred Conversion Price in effect for such series of Series A Preferred Stock immediately prior to each such issue shall be adjusted to a price for such series of Series A Preferred Stock determined by multiplying the applicable Series A Preferred Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for all such Additional Stock so issued would purchase at such Series A Preferred Conversion Price in effect immediately prior to the issuance of such Additional Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Stock; provided
                                                                        --------
that, for the purpose of this clause (i), all shares of Common Stock
----

(except as otherwise provided in this clause (i)) issuable upon conversion of all outstanding shares of Series A Preferred Stock shall be deemed to be outstanding, and immediately after any shares of Additional Stock are deemed to be issued pursuant to paragraph (C) of this clause (i), such shares of Additional Stock shall be deemed to be outstanding. For the purposes of any adjustment of the Series A Preferred Conversion Price pursuant to this clause
(i), the following provisions shall be applicable:

                    (A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor, plus the value of any property other than cash received by the Corporation as provided in paragraph (B) of this clause (i), less any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (B) In the case of the issuance of Common Stock for consideration in whole or in part in property or consideration other than cash, the value of such property or consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment; provided, however, that such fair market value shall not exceed the aggregate
--------  -------
Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares.

                    (C) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                         (1)  the aggregate maximum number of shares of Common
Stock deliverable upon exercise of such options to purchase, or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in paragraphs (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                         (2)  the aggregate maximum number of shares of Common
Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or rights to subscribe for, such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (determined in the manner provided in paragraphs (A) and (B) above); and

                         (3)  if there is any decrease in the conversion or
exercise price of, or any increase in the number of shares to be received upon exercise, conversion or exchange of any such options, rights or convertible or exchangeable securities (other than a change resulting from the antidilution provisions thereof), the applicable Series A Preferred Conversion Price shall be automatically lowered to reflect such change.

               (ii) "Additional Stock" shall mean any shares of Common Stock, other than Excluded Stock (as hereinafter defined), or any shares of preferred stock or other securities convertible into, exchangeable for or exercisable for shares of Common Stock, other than Excluded Stock.

               (iii)  "Excluded Stock" shall mean

                      (A) The Series A Preferred Stock and Common Stock issued upon conversion of any shares of Series A Preferred Stock;

                      (B) Securities issued pursuant to the acquisition of another corporation, partnership, joint venture, trust or other entity by the Corporation by merger, consolidation, stock acquisition, reorganization, or otherwise whereby the Corporation, or its stockholders of record immediately prior to the effectiveness of such transaction, directly or indirectly own at least the majority of the voting power of such other entity or the resulting or surviving corporation immediately after such transaction;

                      (C) Common Stock issued to employees, consultants or others who provide services to the Corporation, pursuant to any options to purchase or rights to subscribe for such Common Stock granted pursuant to the Equity Compensation Plan of the Corporation or other stock compensation plans for employees and others who render services to the Corporation, as approved by the Corporation's Board of Directors, giving effect to appropriate adjustment to prevent dilution thereof;

                      (D) Warrants issued pursuant to (1) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in December 1994, (2) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in August 1995, (3) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in December 1995, (4) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in February 1996, (5) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in June 1996 and (6) the Loan Agreement entered into among the Corporation as borrower and certain Series A Preferred Stockholders as lenders in September 1996, and Common Stock issued upon exercise of such warrants;

                    (E) The Series B Preferred Stock and Common Stock issued upon conversion of any shares of Series B Preferred Stock;

                    (F) The Series C Preferred Stock and Common Stock issued upon conversion of any shares of Series C Preferred Stock;

                    (G) The Series D Preferred Stock and Common Stock issued upon conversion of any shares of Series D Preferred Stock; Warrants issued in connection with the Master Lease Agreement entered into between the Corporation as borrower and Transamerica Business Credit Corporation as lender in June 1997 and Common Stock issued upon exercise of such warrants; and

                    (I) Securities authorized by the affirmative vote of at least 75% of the Corporation's Board of Directors then in office to be issued in connection with (x) bridge loan financings from institutional and/or other accredited investors or (y) corporate partnering transactions or other strategic alliances with pharmaceutical or other companies related to the Corporation's business.

               (iv) If the Corporation shall at any time after the applicable Original Series A Issuance Date fix a record date for the subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such subdivision or split-up (or the date of such subdivisions or split-up, if no record date is fixed), the applicable Series A Preferred Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of the Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

               (v) If, at any time after the applicable Original Series A Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the applicable Series A Preferred Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of

Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.


               (vi) If, at any time after the applicable Original Series A Issuance Date, there shall be any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger described in Section A.3 hereof or in which the Corporation is the continuing corporation and which does not result in any change in the powers, designations, preferences and rights (or the qualifications, limitations or restrictions, if any) of the Series A Preferred Stock) (an "Extraordinary Transaction"), the applicable Series A Preferred Conversion Price with respect to the Series A Preferred Stock outstanding after the Extraordinary Transaction shall be adjusted to provide that the shares of Series A Preferred Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from or surviving such Extraordinary Transaction which the holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such Series A Preferred Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section A.5(d)(vi) shall similarly apply to successive Extraordinary Transactions.

               (vii) All calculations under this Section A.5(d) shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

               (viii) As used herein, the "Current Market Price" at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive business days ending on the fifth (5th) business day before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such thirty
(30) business day period) as follows:

                       (A) If the Common Stock is listed or admitted for trading on a national securities exchange, the closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                       (B) If the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or, if there is no such sale price, the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day.

                       (C) If, on any day in question, the security shall not be listed or admitted to trading on a national securities exchange or quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.

                       (D) If the Common Stock is not traded in such manner that the quotations referred to in this clause (viii) are available for the period required hereunder, the Current Market Price shall be determined by the Board of Directors of the Corporation.

               (ix) In any case in which the provisions of this Section A.5(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of that event (A) issuing to the holder of any share of Series A Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section A.5(c) above; provided, however, that the
                                                --------  -------
Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, in such case, upon the occurrence of the event requiring such adjustment.

          e.   Notice of Adjustments
               ---------------------

               (i) Whenever the Series A Preferred Conversion Price shall be adjusted as provided in Section A.5(d) above, the Corporation shall file, at its principal office, at the office of the transfer agent for the Series A Preferred Stock, if any, or at such other place as may be designated by the Corporation, a statement, signed by its President and by its Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series A Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series A Preferred Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of clause (ii) below.

               (ii) In the event the Corporation shall propose to file a registration statement under the Securities Act for a Public Offering or to take any action of the types described in clauses (i), (iv), (v) or (vi) of Section A.5(d) above, the Corporation shall give notice to each Series A Preferred Stockholder, in the manner set forth in Section A.5(e)(i) above, which shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. The notice shall also set forth such facts as are reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series A Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          f.   Transfer Taxes. The Corporation shall pay all documentary, stamp
               --------------
or other transactional taxes (excluding income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series A Preferred Stock; provided, however, that
                                                      --------  -------
the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

          g.   Reservation of Common Stock. The Corporation shall at all times
               ---------------------------
reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Preferred Stock.

          h.   Status of Common Stock. All shares of Common Stock which may be
               ----------------------
issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     6.   Redemption.
          ----------

          a. (i) At the request of the holders of a majority of the Series A Preferred Stock, excluding the Series A-5 Preferred Stockholders, then outstanding (each, a "Holder" and collectively, the "Holders") made, from time to time, at any date after March 12, 2002, the fifth anniversary of the Original Series A-3 Issuance Date ("Fifth Anniversary Date") (the date fixed for any such redemption, as determined pursuant to

Section A.6(b) hereof, being a "Redemption Date"), the Corporation shall redeem (unless otherwise prevented by law), at a redemption price per share equal to the Liquidation Preference, plus an amount equal to any accrued but unpaid cumulative dividends thereon and any declared but unpaid dividends thereon, up to 25% of the shares of Series A Preferred Stock held by the Holders on the Fifth Anniversary Date (the "Holders' Shares"), and after each of the sixth, seventh and eighth anniversaries of the Original Series A-3 Issuance Date, the foregoing redemption rights and obligations shall extend to an additional 25% of the Holders' Shares. If any Holder transfers shares of the Series A Preferred Stock after the Fifth Anniversary Date, the foregoing redemption rights, to the extent not previously exercised by the Holder, shall be allocated by the Corporation among the transferor and transferees of such Holder's Shares, pro rata, each being entitled to redeem 25% of the shares of the Series A Preferred Stock then held by such transferor or transferee. The payment to be made to each Holder on the Redemption Date is hereinafter referred to as the "Redemption Payment."

               (ii) At the request of the holders of a majority of the Series A-5 Preferred Stock then outstanding made, from time to time, at any date after the fifth anniversary of the Original Series A-5 Issuance Date ("Fifth A-5 Anniversary Date"), the Corporation shall redeem (unless otherwise prevented by law), at a redemption price per share equal to the Liquidation Preference, plus an amount equal to any accrued but unpaid cumulative dividends thereon and any declared but unpaid dividends thereon, up to 25% of the shares of Series A-5 Preferred Stock held by the holders on the Fifth A-5 Anniversary Date (the "A-5 Holders' Shares"), and after each of the sixth, seventh and eighth anniversaries of the Original Series A-3 Issuance Date, the foregoing redemption rights and obligations shall extend to an additional 25% of the A-5 Holders' Shares. If any holder transfers shares of the Series A-5 Preferred Stock after the Fifth Anniversary Date, the foregoing redemption rights, to the extent not previously exercised by the holder, shall be allocated by the Corporation among the transferor and transferees of such A-5 Holder's Shares, pro rata, each being entitled to redeem 25% of the shares of the Series A-5 Preferred Stock then held by such transferor or transferee.

          b. (i) Promptly after receipt of any such request, the Company shall fix a date for redemption (the "Redemption Date") which shall be not less than 60 days after the notice from the Holders requesting redemption. On and after the Redemption Date, all rights of any Series A Preferred Stockholder with respect to the shares of Series A Preferred Stock redeemed on that Redemption Date, except the right to receive the Redemption Payment as provided herein, shall cease, and such shares shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares, on the condition that the Corporation pays or irrevocably deposits or sets aside cash in an amount equal to, the Redemption Payment.

               (ii) Notice of the redemption of any shares of the Series A Preferred Stock shall be mailed by first-class mail to each holder of record of such shares at the address for such holder shown on the Corporation records, not less than 30 nor more than 60 days prior to the Redemption Date; provided,
                                                                 --------
however, that neither the
-------
failure to mail any such notice nor any defects contained in any such notice shall affect the validity of the proceedings for the redemption of any of the shares to be redeemed. If less than all the shares owned by a Holder are to be redeemed, the notice shall specify the number of shares and the certificate numbers thereof which are to be redeemed.

          c. Notwithstanding anything to the contrary contained in this Section A.6, the Corporation shall not be obligated to acquire any shares on any Redemption Date to the extent that the acquisition thereof would violate any law, statute, rule, regulation, policy or guideline promulgated by any federal, state, local or foreign governmental authority applicable to the Corporation, provided that the Corporation shall use all legally permissible methods in the reduction of capital and revaluation of assets, including appraisal, in order to obtain a legal source of funds with which to pay the Redemption Payment and shall acquire such shares as soon as permitted by applicable laws, statutes, rules, regulations, policies and guidelines.

     7. Miscellaneous.
        -------------

          a. Shares of Series A Preferred Stock are not subject to or entitled to the benefit of a sinking fund.

          b. Redeemed shares of Series A Preferred Stock shall not be reissued but shall be retired. Upon the retirement of redeemed shares the capital of the Corporation shall be reduced.

          c. The shares of the Series A Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Incorporation of the Corporation, as amended from time to time.

B.  SERIES B PREFERRED STOCK
    ------------------------

          The Series B Preferred Stock shall have the following designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions:

    1.    Dividends.
          ---------

          a. Dividends are payable on the Series B Preferred Stock, when, as and if declared by the Board of Directors.

          b. So long as any Series B Preferred Stock is outstanding the Corporation shall not declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation or other property) on shares of its

Common Stock unless prior thereto or simultaneously therewith any dividends and distributions previously declared on the Series B Preferred Stock shall have been paid or the Corporation shall have irrevocably deposited or set aside cash or United States Obligations sufficient for the payment thereof.

          c. If the Board of Directors declares dividends or other distributions (other than on Liquidation) on the Common Stock in cash, property or securities (including Common Stock) of the Corporation (or subscription or other rights to purchase or acquire securities (including Common Stock) of the Corporation), the Board of Directors shall simultaneously declare a dividend or distribution at the same rate and in the same form on the Series B Preferred Stock so that the Series B Preferred Stock participates equally with the Series A Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Common Stock in such dividend or distribution. For purposes of determining its proportional share of the dividend or distribution, each share of the Series B Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     2.   Rights on Liquidation, Dissolution, Winding-up.
          ----------------------------------------------

          a. In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the Common Stockholders or any other class or series of stock ranking on Liquidation junior to the Series B Preferred Stock, the Series B Preferred Stockholders, subject to the rights of any series of preferred stock ranking senior to the Series A Preferred Stock and the Series B Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, $2.25 per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series B Preferred Stock after the Original Series B Issuance Date (as hereinafter defined)) (the "Series B Liquidation Preference"), whether from capital, surplus or earnings, plus an amount equal to any declared but unpaid dividends thereon. Upon the occurrence of a Liquidation, the Series B Preferred Stock shall rank pari passu with the Series A Preferred Stock, the Series C
                 ---- -----
Preferred Stock, the Series D Preferred Stock and any other series of preferred stock hereinafter created which ranks pari passu with the Series A
                                                ---- -----
Preferred Stock (the "Pari Passu Preferred Stock").
                      ---- -----

          b. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock the full amounts to which they shall be entitled, the
---- -----
Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock shall share ratably in any
---- -----
distribution of assets in proportion to the amounts payable to them if all amounts payable with respect to such shares on Liquidation were paid in full.

          c. In the event of any Liquidation, so long as the Series A Preferred Stockholders are entitled to distributions pursuant to Section A.2(c) and such distributions have been paid in full, and after payment shall have been made to the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock of the full amount to
                                ---- -----
which they shall be entitled pursuant to Section B.2(a), with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari Passu Preferred Stock (in descending order of seniority), the Series A
---- -----
Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock, as a class, shall be entitled to receive an amount
---- -----
equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock in an equal amount per share of the
           ---- -----
Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari Passu Preferred Stock
                                                   ---- -----
then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock and a class or series of capital stock (other than
---- -----
the Common Stock) junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari Passu Preferred Stock the full amounts to which they shall be entitled
---- -----
pursuant to the immediately preceding sentence, the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu
                                                                     ---- -----
Preferred Stock and such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari
                                                                          ----
Passu Preferred Stock and such junior class or series of capital stock which
-----
would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          d. In the event that after payment of the full amount to which the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock shall be entitled as aforesaid, cash or other
---- -----
property remains, such remaining proceeds shall be distributed pro rata among
                                                               --- ----
the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred

Stockholders, the Pari Passu Preferred Stock and the Common Stock.  For purposes
                  ---- -----
of determining its proportional share of the cash or other property, each share of the Series B Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     3.   Voting.
          ------

          a.   General.  In addition to the rights otherwise provided for
               -------
herein or by law, the Series B Preferred Stockholders shall be entitled to vote, together with the Series A Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders the holders of any other class or series entitled to vote on such matters and the Common Stockholders, as one class on all matters submitted to a vote of stockholders, in the same manner and with the same effect as the Series A Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the Common Stockholders. In any such vote, each share of Series B Preferred Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) into which each share of Series B Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

          b.   Protective Provision.  So long as any Series B Preferred Stock is
               --------------------
outstanding, the Corporation shall not, without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of Series B Preferred Stockholders of record that hold at least a majority of the outstanding Series B Preferred Stock, voting as a separate class, amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions of the Series B Preferred Stock.

     4.   Conversion.
          ----------
          a.   Right to Convert.
               ----------------
               (i) Any Series B Preferred Stockholder shall have the right, at any time or from time to time, prior to the Closing Date of the Corporation's first Underwritten Offering in which all of the then outstanding shares of Series A Preferred Stock are converted in connection therewith, to convert any or all of its shares of Series B Preferred Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series B Preferred Stock equal to the quotient of the Series B Liquidation Preference divided by the Series B Preferred Conversion Price for that share (as defined in Section B.4(d)) (as last adjusted and then in effect) rounded to one-tenth of a share.

               (ii) (A) Any Series B Preferred Stock that remains unconverted on the Closing Date shall be automatically converted without notice and without any action on the part of the holder thereof into shares of Common Stock on the Closing Date in accordance with Section B.4(a)(i). After the Closing Date all rights of holders of shares of Series B Preferred Stock with respect to Series B Preferred Stock, except the right to receive shares of Common Stock in accordance with this Section B.4, shall cease and the shares of Series B Preferred Stock shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares.

                    (B) The Corporation shall promptly send by first-class mail, postage prepaid, to each Series B Preferred Stockholder at such holder's address appearing on the Corporation's records a copy of (i) each registration statement filed by the Corporation under the Securities Act and each amendment thereof and each exhibit and schedule thereto and (ii) each order of the Securities and Exchange Commission declaring any such registration statement to be effective.

                    (C) Holders of Series B Preferred Stock converted into shares of Common Stock pursuant to this Section B.4 shall be entitled to payment of any declared but unpaid dividends payable with respect to such shares of Series B Preferred Stock, up to and including the Series B Conversion Date (as defined in Section B.4(b) below) or the Closing Date, as the case may be.

          b.   Mechanics of Conversion.
               -----------------------
               (i) Any Series B Preferred Stockholder that exercises its right to convert its shares of Series B Preferred Stock into Common Stock shall deliver the certificate(s) for the shares to be converted ("Series B Preferred Certificate"), duly endorsed or assigned in blank to the Corporation, during regular business hours, at the office of the transfer agent of the Corporation, if any, at the principal place of business of the Corporation or at such other place as may be designated by the Corporation.

               (ii) Each Series B Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the Common Certificates are to be issued. Such conversion shall be deemed to have been effected on the date when the aforesaid delivery is made ("Series B Conversion Date").

               (iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a Common Certificate(s) for the number of full shares of Common Stock to which such holder is entitled and a check or cash for any fractional interest in a share of Common Stock, as provided in Section B.4(c) below, and for any declared but unpaid dividends, payable with respect to the converted shares of Series B Preferred Stock, up to and including the Series B Conversion Date or the Closing Date, as the case may be.

               (iv) The person in whose name each Common Certificate is to be issued shall be deemed to have become a stockholder of record of Common Stock on the applicable Series B Conversion Date or the Closing Date, as the case may be, unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open; provided, that the
                                                           --------
Series B Preferred Conversion Price shall be that in effect on the Series B Conversion Date or the Closing Date, as the case may be.

               (v) Upon conversion of only a portion of the shares covered by a Series B Preferred Certificate, the Corporation, at its own expense, shall issue and deliver to or upon the written order of the holder of such Series B Preferred Certificate, a new Series B Preferred Certificate representing the number of unconverted shares of Series B Preferred Stock from the Series B Preferred Certificate so surrendered.

          c.   Issuance of Common Stock on Conversion.
               --------------------------------------
               (i) If a Series B Preferred Stockholder shall surrender more than one Series B Preferred Certificate for conversion at any one time, the number of such shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

               (ii) No fractional shares of Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. The Corporation shall pay a cash adjustment for such fractional interest in an amount equal to the then Current Market Price of a share of Common Stock multiplied by such fractional interest.

          d.   Conversion Price; Adjustment.  The Series B Preferred Conversion
               ----------------------------
Price shall initially be equal to the Series B Liquidation Preference and shall be subject to adjustment from time to time as follows:

               (i) If the Corporation shall at any time after the original issuance of the first share of Series B Preferred Stock (the "Original Series B Issuance Date") fix a record date for the subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such subdivision or split-up (or the date of such subdivisions or split-up, if no record date is fixed), the Series B Preferred Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of the Series B Preferred Stock shall be increased in proportion to such increase in outstanding shares.

               (ii) If, at any time after the Original Series B Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the Series B Preferred Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (iii) If, at any time after the Original Series B Issuance Date, there shall be any Extraordinary Transaction, the Series B Preferred Conversion Price with respect to the Series B Preferred Stock outstanding after the Extraordinary Transaction shall be adjusted to provide that the shares of Series B Preferred Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from or surviving such Extraordinary Transaction which the holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such Series B Preferred Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section B.4(d)(iii) shall similarly apply to successive Extraordinary Transactions.


               (iv) All calculations under this Section B.4(d) shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

               (v) In any case in which the provisions of this Section B.4(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of that event (A) issuing to the holder of any share of Series B Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section B.4(c) above; provided, however, that the
                                                --------  -------
Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, in such case, upon the occurrence of the event requiring such adjustment.

          e.   Notice of Adjustments.
               ---------------------
               (i) Whenever the Series B Preferred Conversion Price shall be adjusted as provided in Section B.4(d) above, the Corporation shall file, at its principal office, at the office of the transfer agent for the Series B Preferred Stock, if any, or at such other place as may be designated by the Corporation, a statement, signed by its President and by its Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series B Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent, by first-class, certified mail, return receipt requested, postage prepaid, to each Series B Preferred Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of clause (ii) below.

               (ii) In the event the Corporation shall propose to file a registration statement under the Securities Act for a Public Offering or to take any action of the types described in clauses (i), (ii) or (iii) of Section B.4(d) above, the Corporation shall give notice to each Series B Preferred Stockholder, in the manner set forth in Section B.4(e)(i) above, which shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. The notice shall also set forth such facts as are reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series B Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series B Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          f.   Transfer Taxes.  The Corporation shall pay all documentary,
               --------------
stamp or other transactional taxes (excluding income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series B Preferred Stock; provided, however, that
                                                      --------  -------
the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

          g.   Reservation of Common Stock.  The Corporation shall at all
               ---------------------------
times reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock.

          h.   Status of Common Stock.  All shares of Common Stock which may
               ----------------------
be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by Corporation.

     5.   Miscellaneous.
          -------------
          a. Shares of Series B Preferred Stock are not subject to or entitled to redemption or the benefit of a sinking fund.

          b. Converted shares of Series B Preferred Stock shall not be reissued but shall be retired. Upon the retirement of converted shares the capital of the Corporation shall be reduced.

          c. The shares of the Series B Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Incorporation of the Corporation, as amended from time to time.

C.   SERIES C PREFERRED STOCK
     ------------------------

          The Series C Preferred Stock shall have the following designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions:

     1.   Dividends.
          ---------
          a. Dividends are payable on the Series C Preferred Stock, when, as and if declared by the Board of Directors.

          b. So long as any Series C Preferred Stock is outstanding the Corporation shall not declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation or other property) on shares of its Common Stock unless prior thereto or simultaneously therewith any dividends and distributions previously declared on the Series C Preferred Stock shall have been paid or the Corporation shall have irrevocably deposited or set aside cash or United States Obligations sufficient for the payment thereof.

          c. If the Board of Directors declares dividends or other distributions (other than on Liquidation) on the Common Stock in cash, property or securities (including Common Stock) of the Corporation (or subscription or other rights to purchase or acquire securities (including Common Stock) of the Corporation), the Board of Directors shall simultaneously declare a dividend or distribution at the same rate and in the same form on the Series C Preferred Stock so that the Series C Preferred Stock participates equally with the Series A Preferred Stock, the Series B Preferred Stock and the Common Stock in such dividend or distribution. For purposes of determining its proportional share of the dividend or distribution, each share of the Series C Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     2.   Rights on Liquidation, Dissolution, Winding-up.
          ----------------------------------------------

          a. In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the Common Stockholders or any other class or series of stock ranking on Liquidation junior to the Series C Preferred Stock, the Series C Preferred Stockholders, subject to the rights of any series of preferred stock ranking senior to the Series A Preferred Stock and the Series C Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, $2.50 per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series C Preferred Stock after the Original Series C Issuance Date (as hereinafter defined)) (the "Series C Liquidation Preference"), whether from capital, surplus or earnings, plus an amount equal to any declared but unpaid dividends thereon. Upon the occurrence of a

Liquidation, the Series C Preferred Stock shall rank pari passu with the Series
                                                     ---- -----
A Preferred Stock, the Series B Preferred Stock and the Pari Passu Preferred
                                                        ---- -----
Stock.

          b. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock the full
                                          ---- -----
amounts to which they shall be entitled, the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock shall share ratably in any distribution of
           ---- -----
assets in proportion to the amounts payable to them if all amounts payable with respect to such shares on Liquidation were paid in full.

          c. In the event of any Liquidation, so long as the Series A Preferred Stockholders are entitled to distributions pursuant to Section A.2(c) and such distributions have been paid in full, and after payment shall have been made to the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu
                                                                     ---- -----
Preferred Stock of the full amount to which they shall be entitled pursuant to Section C.2(a), with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Pari Passu Preferred Stock (in descending order of seniority), the Series
    ---- -----
A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock, as a
                                          ---- -----
class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock in an equal amount
                                ---- -----
per share of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Pari Passu Preferred Stock then outstanding.
                                 ---- -----
If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock and a
                                          ---- -----
class or series of capital stock (other than the Common Stock) junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Pari Passu Preferred Stock the full amounts to which they shall be
              ---- -----
entitled pursuant to the immediately preceding sentence, the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock and such other class
                                ---- -----
or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Pari Passu Preferred Stock and such junior class or series of capital stock
    ---- -----
which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          d. In the event that after payment of the full amount to which the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of Pari Passu Preferred Stock shall be
                                            ---- -----
entitled as aforesaid, cash or other property remains, such remaining proceeds shall be distributed pro rata among the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Pari Passu Preferred Stock
                                                   ---- -----
and the Common Stock. For purposes of determining its proportional share of the cash or other property, each share of the Series C Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     3.   Voting.
          ------

          a.  General.  In addition to the rights otherwise provided for herein
              -------
or by law, the Series C Preferred Stockholders shall be entitled to vote, together with the Series A Preferred Stockholders, the Series B Preferred Stockholders, the holders of any other class or series entitled to vote on such matters and the Common Stockholders, as one class on all matters submitted to a vote of stockholders, in the same manner and with the same effect as the Series A Preferred Stockholders, the Series B Preferred Stockholders and the Common Stockholders. In any such vote, each share of Series C Preferred Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) into which each share of Series C Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

          b.  Protective Provision.  So long as any Series C Preferred Stock is
              --------------------
outstanding, the Corporation shall not, without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of Series C Preferred Stockholders of record that hold at least a majority of the outstanding Series C Preferred Stock, voting as a separate class, amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions of the Series C Preferred Stock.

     4.   Conversion.
          ----------
          a.  Right to Convert.
              ----------------
              (i) Any Series C Preferred Stockholder shall have the right, at any time or from time to time, prior to the Closing Date of the Corporation's first Underwritten Offering in which all of the then outstanding shares of Series A Preferred Stock are converted in connection therewith, to convert any or all of its shares of Series C Preferred Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series C Preferred Stock equal to the quotient of the Series C Liquidation Preference divided by the Series C Preferred Conversion Price for that share (as defined in Section C.4(d)) (as last adjusted and then in effect) rounded to one-tenth of a share.

              (ii) (A) Any Series C Preferred Stock that remains unconverted on the Closing Date shall be automatically converted without notice and without any action on the part of the holder thereof into shares of Common Stock on the Closing Date in accordance with Section C.4(a)(i). After the Closing Date all rights of holders of shares of Series C Preferred Stock with respect to Series C Preferred Stock, except the right to receive shares of Common Stock in accordance with this Section C.4, shall cease and the shares of Series C Preferred Stock shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares.

                    (B) The Corporation shall promptly send by first-class mail, postage prepaid, to each Series C Preferred Stockholder at such holder's address appearing on the Corporation's records a copy of (i) each registration statement filed by the Corporation under the Securities Act and each amendment thereof and each exhibit and schedule thereto and (ii) each order of the Securities and Exchange Commission declaring any such registration statement to be effective.

                    (C) Holders of Series C Preferred Stock converted into shares of Common Stock pursuant to this Section C.4 shall be entitled to payment of any declared but unpaid dividends payable with respect to such shares of Series C Preferred Stock, up to and including the Series C Conversion Date (as defined in Section C.4(b) below) or the Closing Date, as the case may be.

     b.  Mechanics of Conversion.
         -----------------------
              (i) Any Series C Preferred Stockholder that exercises its right to convert its shares of Series C Preferred Stock into Common Stock shall deliver the certificate(s) for the shares to be converted ("Series C Preferred Certificate"), duly endorsed or assigned in blank to the Corporation, during regular business hours, at the office of the transfer agent of the Corporation, if any, at the principal place of business of the Corporation or at such other place as may be designated by the Corporation.

              (ii) Each Series C Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the Common Certificates are to be issued. Such conversion shall be deemed to have been effected on the date when the aforesaid delivery is made ("Series C Conversion Date").

              (iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a Common Certificate(s) for the number of full shares of Common Stock to which such holder is entitled and a check or cash for any fractional interest in a share of Common Stock, as provided in Section C.4(c) below, and for any declared but unpaid dividends, payable with respect to the converted shares of Series C Preferred Stock, up to and including the Series C Conversion Date or the Closing Date, as the case may be.

              (iv) The person in whose name each Common Certificate is to be issued shall be deemed to have become a stockholder of record of Common Stock on the Series C Conversion Date or the Closing Date, as the case may be, unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open; provided, that the Series
                                                      --------
C Preferred Conversion Price shall be that in effect on the Series C Conversion Date or the Closing Date, as the case may be.

              (v) Upon conversion of only a portion of the shares covered by a Series C Preferred Certificate, the Corporation, at its own expense, shall issue and deliver to or upon the written order of the holder of such Series C Preferred Certificate, a new Series C Preferred Certificate representing the number of unconverted shares of Series C Preferred Stock from the Series C Preferred Certificate so surrendered.

       c.  Issuance of Common Stock on Conversion.
           --------------------------------------
              (i) If a Series C Preferred Stockholder shall surrender more than one Series C referred Certificate for conversion at any one time, the number of such shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred Stock so surrendered.

              (ii) No fractional shares of Common Stock shall be issued upon conversion of shares of Series C Preferred Stock. The Corporation shall pay a cash adjustment for such fractional interest in an amount equal to the then Current Market Price of a share of Common Stock multiplied by such fractional interest.

       d.  Conversion Price; Adjustment.  The Series C Preferred Conversion
           ----------------------------
Price shall initially be equal to the Series C Liquidation Preference and shall be subject to adjustment from time to time as follows:

              (i) If the Corporation shall at any time or from time to time after the date of original issuance of the first share of the Series C Preferred Stock (the "Original Series C Issuance Date") issue any shares of Additional Stock, without consideration or for a consideration per share of Common Stock or underlying Common Stock, as the case may be, less than the Series C Preferred Conversion Price in effect for such Series C Preferred Stock immediately prior to such issue, the Series C Preferred Conversion Price in effect for the Series C Preferred Stock immediately prior to each such issue shall be adjusted to a price for the Series C Preferred Stock determined by multiplying the Series C Preferred Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for all such Additional Stock so issued would purchase at such Series C Preferred Conversion Price in effect immediately prior to the issuance of such Additional Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of such Additional Stock; provided that, for the purpose of this clause (i), all shares of Common Stock (except as otherwise provided in this clause (i)) issuable upon conversion of all outstanding shares of Series C Preferred Stock shall be deemed to be outstanding, and immediately after any shares of Additional Stock are deemed to be issued pursuant to paragraph (C) of this clause (i), such shares of Additional Stock shall be deemed to be outstanding. For the purposes of any adjustment of the Series C Preferred Conversion Price pursuant to this clause
(i), the following provisions shall be applicable:

                    (A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor, plus the value of any property other than cash received by the Corporation as provided in paragraph (B) of this clause (i), less any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (B) In the case of the issuance of Common Stock for consideration in whole or in part in property or consideration other than cash, the value of such property or consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment; provided, however, that such fair market value shall not exceed the aggregate
--------  -------
Current Market Price of the shares of Common Stock being issued, less any cash consideration paid for such shares.

                    (C) In the case of the issuance of (I) options to purchase or rights to subscribe for Common Stock, (II) securities convertible into or exchangeable for Common Stock or (III) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                              (1)  the aggregate maximum number of shares of
Common Stock deliverable upon exercise of such options to purchase, or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in paragraphs (A) and (B) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                              (2)  the aggregate maximum number of shares of
Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase, or rights to subscribe for, such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (determined in the manner provided in paragraphs (A) and (B) above); and

                              (3)  if there is any decrease in the conversion or
exercise price of, or any increase in the number of shares to be received upon exercise, conversion or exchange of any such options, rights or convertible or exchangeable securities (other than a change resulting from the antidilution provisions thereof), the Series C Preferred Conversion Price shall be automatically lowered to reflect such change .

               (ii) In the event that the price per share to the public of the Common Stock (the "Series C Per Share Price") in the Corporation's first firm commitment offering by one or more underwriters of authorized but unissued shares of Common Stock registered under the Securities Act is less than $2.50 per share (as adjusted for stock splits, stock combinations, stock dividends and similar transactions), the Series C Preferred Conversion Price for the Series C Preferred Stock shall be adjusted on the Closing Date to the Series C Per Share Price (and thereafter subject to further adjustment pursuant to Section C.4(d)(i) above).

               (iii) If the Corporation shall at any time after the Original Series C Issuance Date fix a record date for the subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such subdivision or split-up (or the date of such subdivisions or split-up, if no record date is fixed), the Series C Preferred Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of the Series C Preferred Stock shall be increased in proportion to such increase in outstanding shares.

               (iv) If, at any time after the Original Series C Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the Series C Preferred Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (v) If, at any time after the Original Series C Issuance Date, there shall be any Extraordinary Transaction, the Series C Preferred Conversion Price with respect to the Series C Preferred Stock outstanding after the Extraordinary Transaction shall be adjusted to provide that the shares of Series C Preferred Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from or surviving such Extraordinary Transaction which the holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such Series C Preferred Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section C.4(d)(v) shall similarly apply to successive Extraordinary Transactions.

               (vi) All calculations under this Section C.4(d) shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

               (vii) In any case in which the provisions of this Section C.4(d) shall require an adjustment shall become effective immediately after a record date for an the Corporation may defer until the occurrence of that event (A) issuing to the holder of any share of Series C Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section C.4(c) above; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, in such case, upon the occurrence of the event requiring such adjustment.

          e.   Notice of Adjustments.
               ---------------------
               (i) Whenever the Series C Preferred Conversion Price shall be adjusted as provided in Section C.4(d) above, the Corporation shall file, at its principal office, at the office of the transfer agent for the Series C Preferred Stock, if any, or at such other place as may be designated by the Corporation, a statement, signed by its President and by its Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series C Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent, by first-class, certified mail, return receipt requested, postage prepaid, to each Series C Preferred Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of clause (ii) below.

               (ii) In the event the Corporation shall propose to file a registration statement under the Securities Act for a Public Offering or to take any action of the types described in clauses (i), (iii), (iv) or (v) of Section C.4(d) above, the Corporation shall give notice to each Series C Preferred Stockholder, in the manner set forth in Section C.4(e)(i) above, which shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. The notice shall also set forth such facts as are reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series C Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series C Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          f.   Transfer Taxes.  The Corporation shall pay all documentary,
               --------------
stamp or other transactional taxes (excluding income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series C Preferred Stock; provided, however, that
                                                      --------  -------
the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series C Preferred Stock in respect of which such shares are being issued.

           g.  Reservation of Common Stock.  The Corporation shall at all times
               ---------------------------
reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series C Preferred Stock.

           h.  Status of Common Stock.  All shares of Common Stock which may be
               ----------------------
issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by Corporation.

     5.  Miscellaneous.
         -------------
            a. Shares of Series C Preferred Stock are not subject to or entitled to redemption or the benefit of a sinking fund.

          b. Converted shares of Series C Preferred Stock shall not be reissued but shall be retired. Upon the retirement of converted shares the capital of the Corporation shall be reduced.

          c. The shares of the Series C Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Incorporation of the Corporation, as amended from time to time.

D.  SERIES D PREFERRED STOCK
    ------------------------

          The Series D Preferred Stock shall have the following designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions:

     1.  Dividends.
         ---------
         a. Dividends are payable on the Series D Preferred Stock, when, as and if declared by the Board of Directors.

         b. So long as any Series D Preferred Stock is outstanding the Corporation shall not declare or pay any dividend or make any distribution (whether in cash, shares of capital stock of the Corporation or other property) on shares of its Common Stock unless prior thereto or simultaneously therewith any dividends and distributions previously declared on the Series D Preferred Stock shall have been paid or the Corporation shall have irrevocably deposited or set aside cash or United States Obligations sufficient for the payment thereof.

         c. If the Board of Directors declares dividends or other distributions (other than on Liquidation) on the Common Stock in cash, property or securities (including Common Stock) of the Corporation (or subscription or other rights to purchase or acquire securities (including Common Stock) of the Corporation), the Board of Directors shall simultaneously declare a dividend or distribution at the same rate and in the same form on the Series D Preferred Stock so that the Series D Preferred Stock participates equally with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Common Stock in such dividend or distribution. For purposes of determining its proportional share of the dividend or distribution, each share of the Series D Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series D Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     2.   Rights on Liquidation, Dissolution, Winding-up.
          ----------------------------------------------

          a. In the event of any Liquidation, whether voluntary or involuntary, before any payment of cash or distribution of other property shall be made to the Common Stockholders or any other class or series of stock ranking on Liquidation junior to the Series D Preferred Stock, the Series D Preferred Stockholders, subject to the rights of any series of preferred stock ranking senior to the Series A Preferred Stock and the Series D Preferred Stock, shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, $8.00 per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series D Preferred Stock after the Original Series D Issuance Date (as hereinafter defined)) (the "Series D Liquidation Preference"), whether from capital, surplus or earnings, plus an amount equal to any declared but unpaid dividends thereon. Upon the occurrence of a Liquidation, the Series D Preferred Stock shall rank pari passu with the Series A Preferred Stock, the Series B
                 ---- -----
Preferred Stock of the Series C Preferred Stock and the Pari Passu Preferred
                                                        ---- -----
Stock.

          b. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock the full amounts to which they shall be entitled, the
---- -----
Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock shall share ratably in any distribution of assets in
---- -----
proportion to the amounts payable to them if all amounts payable with respect to such shares on Liquidation were paid in full.

          c. In the event of any Liquidation, so long as the Series A Preferred Stockholders are entitled to distributions pursuant to Section A.2(c) and such distributions have been paid in full, and after payment shall have been made to the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock of the full amount to which they shall be
           ---- -----
entitled pursuant to Section D.2(a), with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Pari Passu Preferred Stock (in
                                            ---- -----
descending order of seniority), the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock, as a
                                          ---- -----
class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu
                                                                     ---- -----
Preferred Stock in an equal amount per share of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and
the Pari Passu Preferred Stock then outstanding.  If, upon any Liquidation, the
    ---- -----
assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock and a
                                          ---- -----
class or series of capital stock (other than the Common Stock) junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari Passu Preferred Stock
                                                   ---- -----
the full amounts to which they shall be entitled pursuant to the immediately preceding sentence, the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock and such other class
                                ---- -----
or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders and the Pari Passu Preferred Stock and such
                                        ---- -----
junior class or series of capital stock which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          d. In the event that after payment of the full amount to which the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders, the Series D Preferred Stockholders and the holders of Pari Passu Preferred Stock shall be entitled as aforesaid, cash or other
---- -----
property remains, such remaining proceeds shall be distributed pro rata among the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stockholders, the Pari Passu Preferred
                                                          ---- -----
Stock and the Common Stock. For purposes of determining its proportional share of the cash or other property, each share of the Series D Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series D Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

     3.   Voting.
          ------

          a.  General.  In addition to the rights otherwise provided for herein
              -------
or by law, the Series D Preferred Stockholders shall be entitled to vote, together with the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the holders of any other class or series entitled to vote on such matters and the Common Stockholders, as one class on all matters submitted to a vote of stockholders, in the same manner and with the same effect as the Series A Preferred Stockholders, the Series B Preferred Stockholders, the Series C Preferred Stockholders and the Common Stockholders. In any such vote, each share of Series D Preferred Stock shall entitle the holder thereof to one vote per share for each share of Common Stock (including fractional shares) into which each share of Series D Preferred Stock is then convertible, rounded to the nearest one-tenth of a share.

          b.   Protective Provision.  So long as any Series D Preferred Stock is
               --------------------
outstanding, the Corporation shall not, without the written consent in lieu of a meeting, or the affirmative vote at a meeting called for such purpose, of Series D Preferred Stockholders of record that hold at least a majority of the outstanding Series D Preferred Stock, voting as a separate class, amend, alter or repeal, in any manner whatsoever, the designations, powers, preferences, relative, participating, optional or other special rights, qualifications, limitations and restrictions of the Series D Preferred Stock.

     4.   Conversion.
          ----------

          a.   Right to Convert.
               ----------------
               (i) Any Series D Preferred Stockholder shall have the right, at any time or from time to time, prior to the Closing Date of the Corporation's first Underwritten Offering in which all of the then outstanding shares of Series A Preferred Stock are converted in connection therewith, to convert any or all of its shares of Series D Preferred Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series D Preferred Stock equal to the quotient of the Series D Liquidation Preference divided by the Series D Preferred Conversion Price for that share (as defined in Section D.4(d)) (as last adjusted and then in effect) rounded to one-tenth of a share.

               (ii) (A) Any Series D Preferred Stock that remains unconverted on the Closing Date shall be automatically converted without notice and without any action on the part of the holder thereof into shares of Common Stock on the Closing Date in accordance with Section D.4(a)(i). After the Closing Date all rights of holders of shares of Series D Preferred Stock with respect to Series D Preferred Stock, except the right to receive shares of Common Stock in accordance with this Section D.4, shall cease and the shares of Series D Preferred Stock shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares.

                     (B) The Corporation shall promptly send by first-class mail, postage prepaid, to each Series D Preferred Stockholder at such holder's address appearing on the Corporation's records a copy of (i) each registration statement filed by the Corporation under the Securities Act and each amendment thereof and each exhibit and schedule thereto and (ii) each order of the Securities and Exchange Commission declaring any such registration statement to be effective.

                     (C) Holders of Series D Preferred Stock converted into shares of Common Stock pursuant to this Section D.4 shall be entitled to payment of any declared but unpaid dividends payable with respect to such shares of Series D Preferred Stock, up to and including the Series D Conversion Date (as defined in Section D.4(b) below) or the Closing Date, as the case may be.

          b.   Mechanics of Conversion.
               -----------------------
               (i) Any Series D Preferred Stockholder that exercises its right to convert its shares of Series D Preferred Stock into Common Stock shall deliver the certificate(s) for the shares to be converted ("Series D Preferred Certificate"), duly endorsed or assigned in blank to the Corporation, during regular business hours, at the office of the transfer agent of the Corporation, if any, at the principal place of business of the Corporation or at such other place as may be designated by the Corporation.

               (ii) Each Series D Preferred Certificate shall be accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the Common Certificates are to be issued. Such conversion shall be deemed to have been effected on the date when the aforesaid delivery is made ("Series D Conversion Date").

               (iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a Common Certificate(s) for the number of full shares of Common Stock to which such holder is entitled and a check or cash for any fractional interest in a share of Common Stock, as provided in Section D.4(c) below, and for any declared but unpaid dividends, payable with respect to the converted shares of Series D Preferred Stock, up to and including the Series D Conversion Date or the Closing Date, as the case may be.

               (iv) The person in whose name each Common Certificate is to be issued shall be deemed to have become a stockholder of record of Common Stock on the Series D Conversion Date or the Closing Date, as the case may be, unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open; provided, that the Series D Preferred Conversion Price shall be that in effect on the Series D Conversion Date or the Closing Date, as the case may be.

               (v) Upon conversion of only a portion of the shares covered by a Series D Preferred Certificate, the Corporation, at its own expense, shall issue and deliver to or upon the written order of the holder of such Series D Preferred Certificate, a new Series D Preferred Certificate representing the number of unconverted shares of Series D Preferred Stock from the Series D Preferred Certificate so surrendered.

          c. Issuance of Common Stock on Conversion.
             --------------------------------------
               (i) If a Series D Preferred Stockholder shall surrender more than one Series D Preferred Certificate for conversion at any one time, the number of such shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Preferred Stock so surrendered.

               (ii) No fractional shares of Common Stock shall be issued upon conversion of shares of Series D Preferred Stock. The Corporation shall pay a cash adjustment for such fractional interest in an amount equal to the then Current Market Price of a share of Common Stock multiplied by such fractional interest.

          d.   Conversion Price; Adjustment.  The Series D Preferred Conversion
               ----------------------------
Price shall initially be equal to the Series D Liquidation Preference and shall be subject to adjustment from time to time as follows:

               (i) If the Corporation shall at any time after the date of original issuance of the first share of Series D Preferred Stock (the "Original Series D Issuance Date") fix a record date for the subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such subdivision or split-up (or the date of such subdivisions or split-up, if no record date is fixed), the Series D Preferred Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of the Series D Preferred Stock shall be increased in proportion to such increase in outstanding shares.

               (ii) If, at any time after the Original Series D Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date fixed for such combination (or the date of such combination, if no record date is fixed), the Series D Preferred Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (iii) If, at any time after the Original Series D Issuance Date, there shall be any Extraordinary Transaction, the Series D Preferred Conversion Price with respect to the Series D Preferred Stock outstanding after the Extraordinary Transaction shall be adjusted to provide that the shares of Series D Preferred Stock outstanding immediately prior to the effectiveness of the Extraordinary Transaction shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from or surviving such Extraordinary Transaction which the holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such Series D Preferred Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section D.4(d)(v) shall similarly apply to successive Extraordinary Transactions.

               (iv) All calculations under this Section D.4(d) shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

               (v) In any case in which the provisions of this Section D.4(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of that event (A) issuing to the holder of any share of Series D Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section D.4(c) above; provided, however, that the
                                                --------  -------
Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, in such case, upon the occurrence of the event requiring such adjustment.

          e.   Notice of Adjustments.
               ---------------------
               (i) Whenever the Series D Preferred Conversion Price shall be adjusted as provided in Section D.4(d) above, the Corporation shall file, at its principal office, at the office of the transfer agent for the Series D Preferred Stock, if any, or at such other place as may be designated by the Corporation, a statement, signed by its President and by its Chief Financial Officer, showing in detail the facts requiring such adjustment and the Series D Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent, by first-class, certified mail, return receipt requested, postage prepaid, to each Series D Preferred Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of clause (ii) below.

               (ii) In the event the Corporation shall propose to file a registration statement under the Securities Act for a Public Offering or to take any action of the types described in clauses (i), (ii) or (iii) of Section D.4(d) above, the Corporation shall give notice to each Series D Preferred Stockholder, in the manner set forth in Section D.4(e)(i) above, which shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. The notice shall also set forth such facts as are reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series D Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series D Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten (10) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

          f.   Transfer Taxes.  The Corporation shall pay all documentary,
               --------------
stamp or other transactional taxes (excluding income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series D Preferred Stock; provided, however, that
                                                      --------  -------
the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series D Preferred Stock in respect of which such shares are being issued.

          g.   Reservation of Common Stock.  The Corporation shall at all times
               ---------------------------
reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series D Preferred Stock.

          h.   Status of Common Stock.  All shares of Common Stock which may be
               ----------------------
issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by Corporation.

     5.   Miscellaneous.
          -------------
          a. Shares of Series D Preferred Stock are not subject to or entitled to redemption or the benefit of a sinking fund.

          b. Converted shares of Series D Preferred Stock shall not be reissued but shall be retired. Upon the retirement of converted shares the capital of the Corporation shall be reduced.

          c. The shares of the Series D Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Incorporation of the Corporation, as amended from time to time.

E.   COMMON STOCK
     ------------

     1. Voting.
        ------

          Series A Preferred Stockholders, Series B Preferred Stockholders, Series C Preferred Stockholders, Series D Preferred Stockholders, any other class or series of capital stock entitled to vote and Common Stockholders shall vote together as one class on all matters submitted to a vote of stockholders, except that Series A Preferred Stockholders are entitled, in addition, to vote as a separate class on the matters described in Section A.4(b) and (c), and except further that Series B Preferred Stockholders, Series C Preferred Stockholders and Series D Preferred Stockholders are entitled, in addition, to vote as a separate class on the matters described in Section B.3(b), Section C.3(b) and in Section D.3(b), respectively. Each Common Stockholder shall be entitled to one vote for each share of Common Stock held on all matters as to which Common Stockholders shall be entitled to vote. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stockholders and any other class or series of capital stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of Title 8 of the Delaware Code.

     2.   Other Rights.
          ------------

          Subject to the foregoing, the Common Stock shall have all rights of common stock under Title 8 of the Delaware Code, as the same shall be amended from time to time.

                                 ARTICLE FIFTH
                                 -------------

                                   Directors
                                   ---------

          The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the By-laws of the Corporation. Unless and except to the extent that the By-laws of the Corporation otherwise require, the election of directors of the Corporation need not be by written ballot.

                                 ARTICLE SIXTH
                                 -------------

                                    By-Laws
                                    -------

          The Board of Directors of the Corporation is expressly authorized and empowered, in addition to the stockholders of the Corporation, to adopt, amend and repeal the By-laws of the Corporation.

                                ARTICLE SEVENTH
                                ---------------

                         Compromises and Arrangements
                         ----------------------------

          Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under
Section 291 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under

Section 279 of the General Corporation Law, order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as such court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, then such compromise or arrangement and such reorganization shall, if sanctioned by the court to which such application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

                                ARTICLE EIGHTH
                                --------------

                            Limitation of Liability
                            -----------------------

          No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that nothing contained in this ARTICLE EIGHTH shall
          --------  -------
eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this ARTICLE EIGHTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                 ARTICLE NINTH
                                 -------------

                             Amendments and Repeal
                             ---------------------

          The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in accordance with this Certificate of Incorporation. All rights conferred upon the stockholders of the Corporation are granted subject to this reservation.

          IN WITNESS WHEREOF, said Board of Directors of 3-Dimensional Pharmaceuticals, Inc. has caused this Eighth Restated Certificate of Incorporation to be signed by its Chief Executive Officer, this _______ day of ______, 2000.


                              3-DIMENSIONAL PHARMACEUTICALS, INC.


                              By:___________________________________
                                 David C. U'Prichard
                                 Chief Executive Officer